Attachment Pursuant to Item G.1.a.

While controls are in place and operating effectively, a billing error by State Street resulted in overstated accruals leading up to fiscal year end that required SS&C Fund Administration to post a large adjustment at fiscal year-end resulting in a significant adjustment to the expense cap. The issues identified during the Fund’s September 30, 2025 audit have been documented for knowledge of the Fund’s ongoing and future operations and internal post-mortem discussions have occurred to reiterate the controls and procedures of timely communication of all expense matters to SS&C Fund Accounting for implementation to prevent any oversight in controls and procedures in the future.

Additionally, SS&C Fund Administration is currently analyzing all expenses in order to implement correct accruals and adjustments for all applicable Fund expenses.  All items identified during the Fund's annual audit are documented for future expense budgeting review and monitoring and escalations to the custodian and transfer agent are ongoing to ensure invoices are received and any applicable adjustments are applied to the Fund's updated budget. The Advisor will be monitoring accruals and expenses on a monthly basis to ensure proper accruals are in place, especially TA and Custody.

Lastly, SS&C Fund Administration had discussions with X-Square regarding the deferred tax loss calculation. X-Square will be providing the calculation weekly to SS&C Fund Accounting to post to the books and record and ensure the correct tax is recorded to X-Square Municipal Income ETF fund to prevent the recurrence of any future Net Asset Value Errors related to this.